Prospectus Supplement	January 22, 2018

Putnam U.S. Government Income Trust
Prospectus dated January 30, 2017

In the sub-section Investments, risks, and performance -- Performance in the section Fund summary, the Annual total returns table for class A shares before sales charge table is replaced in its entirety with the following:

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